                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION
                                 PROXY STATEMENT
        (Pursuant to Section 14(A) of the Securities Exchange Act of 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_]  Preliminary Proxy Statement
[_] Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                             SHERWOOD BRANDS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the Appropriate Box):
[X]  No Fee Required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------

     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.
[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------

     (3) Filing Party:

     -------------------------------------------------------------------------

     (4) Date Filed:

     -------------------------------------------------------------------------

                              SHERWOOD BRANDS, INC.
                       1803 Research Boulevard, Suite 201
                            Rockville, Maryland 20850


                             _______________________

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          To be held on January 7, 2002

                             _______________________



Dear Shareholder:

         You are invited to attend our Annual Meeting of Shareholders, which will be held at 10:00 a.m., local time, on Monday, January 7, 2002, at the Best Western Hotel at 1251 West Montgomery Avenue, Rockville, Maryland, for the following purposes:

         (1) To elect five members to our board of directors to hold office until our 2002 Annual Meeting of Shareholders or until their successors are duly elected and qualified;

         (2) To approve the amendment to our 1998 Executive Incentive Compensation Plan to increase the number of shares available for grant from 350,000 to 1,500,000 and to increase the annual limit on the amount of stock-based awards granted during a fiscal year to any single participant to 250,000 shares; and

         (3) To transact such other business as may properly come before the annual meeting and any adjournments or postponements thereof.

         The board of directors has fixed the close of business on November 19, 2001 as the record date for determining those shareholders entitled to notice of, and to vote at, the annual meeting and any adjournments or postponements thereof.

         Whether or not you expect to be present, please sign, date and return the enclosed proxy card in the enclosed pre-addressed envelope as promptly as possible. No postage is required if mailed in the United States.

                                    By Order of the Board of Directors

                                    Uziel Frydman
                                    Chairman of the Board



Rockville, Maryland
November 21, 2001

YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. EVEN IF YOU EXECUTE A PROXY CARD, YOU MAY NEVERTHELESS ATTEND THE MEETING, REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE, AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

                       2001 ANNUAL MEETING OF SHAREHOLDERS
                                       OF
                              SHERWOOD BRANDS, INC.

                          ____________________________

                                 PROXY STATEMENT

                          ____________________________


         The board of directors of Sherwood Brands, Inc., a North Carolina corporation, is furnishing this proxy statement in connection with the solicitation of proxies from the holders of our Class A and Class B Common Stock, each with a par value of $.01 per share, for use at our 2001 Annual Meeting of Shareholders to be held at 10:00 a.m., local time, on Monday, January 7, 2002, at the Best Western Hotel at 1251 West Montgomery Avenue, Rockville, Maryland, or at any adjournment(s) or postponements(s) thereof, pursuant to the foregoing Notice of Annual Meeting of Shareholders.

         You should review the information provided in this proxy statement in conjunction with our 2001 Annual Report to Shareholders, which accompanies this proxy statement. Our principal executive offices are located at 1803 Research Boulevard, Suite 201, Rockville, Maryland 20850 and our telephone number is
(301) 309-6161.

                          INFORMATION CONCERNING PROXY

         Our board of directors is soliciting the enclosed proxy. By giving this proxy, you are not precluded from voting in person should you so desire. You have an unconditional right to revoke your proxy at any time prior to the exercise thereof, either in person at the annual meeting or by filing with our Corporate Secretary at our headquarters a written revocation or duly executed proxy bearing a later date; however, no such revocation will be effective until we receive written notice of the revocation at or prior to the annual meeting.

         We shall bear the cost of preparing, assembling and mailing this proxy statement, the Notice of Annual Meeting of Shareholders and the enclosed proxy. In addition to the use of mail, our employees may solicit proxies personally and by telephone. These employees will receive no compensation for soliciting proxies other than their regular salaries. We may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies. We may also reimburse these persons for their expenses in so doing.

         We know of no other matters to be presented for action at the meeting other than as mentioned herein. However, if any other matters come before the meeting, it is intended that the holders of the proxies will vote thereon in their sole discretion.

         We are first mailing this proxy statement and the enclosed form of proxy on or about November 21, 2001. A copy of our annual report for the fiscal year ended July 31, 2001, which has included therein our audited consolidated financial statements for the fiscal years ended July 31, 2001, 2000 and 1999, is being mailed to our shareholders together with this proxy statement. The annual report is not, however, incorporated into this proxy statement nor is it to be deemed a part of the proxy soliciting material.

                             PURPOSES OF THE MEETING

         At the annual meeting, you will be asked to consider and vote upon the following matters:

         (1) The election of five members to our board of directors to serve until our 2002 Annual Meeting of Shareholders or until their successors are duly elected and qualified;

         (2) The approval of an amendment to our 1998 Executive Incentive Compensation Plan to increase the number of shares available for grant from 350,000 to 1,500,000, and to increase the annual limit on the amount of stock-based awards granted during a fiscal year to any single participant to 250,000 shares; and

         (3) The transaction of such other business as may properly come before the annual meeting, including any adjournments or postponements thereof.

         Unless contrary instructions are indicated on the enclosed proxy, all shares represented by valid proxies received pursuant to this solicitation (and which have not been revoked in accordance with the procedures set forth above) will be voted for the election of the nominees for director named below and in favor of the other matters presented. In the event you specify a different choice by means of the enclosed proxy, your shares will be voted in accordance with those instructions.


Outstanding Voting Securities and Voting Rights

         The board of directors has set the close of business on November 19, 2001 as the record date for determining the shareholders entitled to notice of and to vote at the annual meeting. As of the record date, there were 2,700,000 shares of our Class A Common Stock outstanding and 1,000,000 shares of our Class B Common Stock outstanding. Each share of our Class A Common Stock entitles its holder to one vote, and each share of our Class B Common Stock entitles its holder to seven votes. By virtue of his holding 400,000 shares of our Class A Common Stock and 1,000,000 shares of our Class B Common Stock, Mr. Uziel Frydman, our Chairman, President and Chief Executive Officer, maintains 76.29% of the voting control of Sherwood Brands. Only the holders of issued and outstanding shares of common stock as of the record date are entitled to vote at the annual meeting. You do not have the right to cumulate your votes.

         The attendance, in person or by proxy, of the holders of a majority of the outstanding shares of common stock entitled to vote at the annual meeting is necessary to constitute a quorum with respect to all matters presented. Directors will be elected by a plurality of the votes cast by the shares of common stock represented in person or by proxy at the annual meeting. Any other matter that may be submitted to a vote of the shareholders will be approved if the number of shares of common stock voted in favor of the matter exceeds the number of shares voted in opposition to the matter, unless such matter is one for which a greater vote is required by law or by our articles of incorporation or bylaws. If less than a majority of outstanding shares entitled to vote are represented at the annual meeting, a majority of the shares so represented may adjourn the annual meeting to another date, time or place, and notice need not be given of the new date, time, or place if the new date, time, or place is announced at the meeting before an adjournment is taken.

         Prior to the annual meeting, we will select one or more inspectors of election for the meeting. The inspector(s) shall determine the number of shares of common stock represented at the meeting, the existence of a quorum and the validity and effect of proxies, and shall receive, count and tabulate ballots and votes and determine the results thereof. Abstentions will be considered as shares present and entitled to vote at the annual meeting and will be counted as votes cast at the annual meeting, but will not be counted as votes cast for or against any given matter.

         A broker or nominee holding shares registered in its name, or in the name of its nominee, which are beneficially owned by another person and for which it has not received instructions as to voting from the beneficial owner, may have discretion to vote the beneficial owner's shares with respect to the election of directors and other matters addressed at the annual meeting. Any such shares which are not represented at the annual meeting either in person or by proxy will not be considered to have cast votes on any matters addressed at the annual meeting.

         Our Class A common stock is listed on the American Stock Exchange under the symbol "SHD".

                               SECURITY OWNERSHIP

         The following table sets forth certain information as of November 19, 2001 concerning the beneficial ownership of our common stock by:

         .    each person known by us to be the beneficial owner of more than 5%
              of our outstanding common stock,
         .    each director and director nominee,
         .    each of our executive officers, and
         .    all executive officers and directors as a group.

         Unless otherwise indicated, the address for each named person is c/o Sherwood Brands, Inc., 1803 Research Boulevard, Suite 201, Rockville, Maryland 20850.


                                                                 Number of Shares       Percent
                 Name of Beneficial Owner(1)                  Beneficially Owned (1)   of Shares
------------------------------------------------------------ ------------------------ -----------
Uziel Frydman                                                      1,662,984(2)          42.61%

Amir Frydman                                                         571,918(3)          14.68%

Anat Schwartz                                                        531,800(4)          13.79%

Douglas A. Cummins                                                    23,250(5)               *

Jean E. Clary                                                         17,250(6)               *

Jason T. Adelman                                                      16,250(7)               *

Guy M. Blynn                                                           3,250(8)               *

All executive officers and directors as a group (6 persons)        2,823,452             85.24%

_____________________

* Less than 1%

(1) Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock they beneficially own. A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from the record date upon the exercise of options, warrants or convertible securities. Unless otherwise indicated, all shares are Class A Common Stock.

(2) Includes 400,000 shares of Class A Common Stock, 1,000,000 shares of Class B Common Stock and 202,984 shares of Class A Common Stock issuable upon exercise of presently exercisable options. Since each share of Class B Common Stock entitles the holder to seven votes per share on all matters submitted to a vote of shareholders, Mr. Frydman maintains 76.29% of the voting control of Sherwood Brands.

(3) Includes 196,906 shares of Class A Common Stock issuable upon exercise of presently exercisable options and 12 shares of Class A Common Stock owned by Mr. Frydman's children.

(4) Includes 156,788 shares of Class A Common Stock issuable upon exercise of presently exercisable options and 12 shares of Class A Common Stock owned by Ms. Schwartz's children.

(5) Includes 7,000 shares of Class A Common Stock issuable upon exercise of presently exercisable warrants and 16,250 shares of Class A Common Stock issuable upon exercise of presently exercisable options.

(6) Includes 16,250 shares of Class A Common Stock issuable upon exercise of presently exercisable options.

(7) Includes 16,250 shares of Class A Common Stock issuable upon exercise of presently exercisable options.

(8) Includes 750 shares of Class A Common Stock issuable upon exercise of presently exercisable warrants.

                       PROPOSAL ONE: ELECTION OF DIRECTORS

         We have nominated five persons for election as directors to serve until the next annual meeting of shareholders and until the director's successor is duly elected and qualified. Although we anticipate that all of the nominees will be able to serve, if any nominee is unable or unwilling to serve at the time of the annual meeting, the proxy will be voted for a substitute nominee chosen by our board of directors, or the number of directors to be elected may be reduced in accordance with our bylaws.

         The following table sets forth certain information as to the persons nominated for election as directors at the annual meeting.

Name                 Age                         Position
------------------- ----- ------------------------------------------------------

Uziel Frydman         65   Chairman of the Board, President and Chief Executive
                           Officer

Amir Frydman          39   Director, Treasurer and Vice President - Marketing
                           and Product Development

Douglas A. Cummins    59   Director

Jean E. Clary         58   Director

Guy M. Blynn          56   Nominee

         Uziel Frydman has been the President and Chief Executive Officer of the Company and each of its subsidiaries since inception. Mr. Frydman has served as the Chairman of the board of directors of the Company since December 1997. Mr. Frydman served as Director of Marketing and Planning Sciences at R.J. Reynolds Tobacco Company from 1977 to 1980, and prior to that, as Manager, Planning and Operations Improvement at Lever Brothers Company from 1971 to 1977. He also served as Projects Manager at Sperry & Hutchinson Company and as an independent consultant to local governments in Turkey, Burma and Sierra Leone from 1962 to 1965. Mr. Frydman was an adjunct professor at the Graduate School of Business at Rutgers University from 1970 to 1975. Mr. Frydman earned a Masters of Business Administration, Management Science degree from Case Western Reserve University in 1968 and a Bachelor of Science degree in Civil Engineering from Technion Institute of Technology, Haifa, Israel in 1960. Mr. Frydman is the father of Anat Schwartz and Amir Frydman.

         Amir Frydman has been a director of the Company and has served as Treasurer and Executive Vice President - Marketing and Product Development since 1985. Prior to joining the Company, Mr. Frydman was Commercial Branch Manager at NCNB National Bank of Florida, from 1984 to 1985. Mr. Frydman earned a Bachelor of Arts degree from the University of North Carolina in 1983. Mr. Frydman is the son of Uziel Frydman and the brother of Anat Schwartz.

         Douglas A. Cummins has been a director of the Company since December 1997. In 1996, Mr. Cummins served as President and Chief Executive Officer of the Liggett Group, a manufacturer and distributor of cigarettes. From 1993 to 1996, Mr. Cummins served as President and Chief Executive Officer of North Atlantic Trading Co, a cigarette paper manufacturer and distributor. From 1990 to 1993, Mr. Cummins served as the President and Chief Executive Officer of Decision Marketing, an advertising and consulting firm. From 1984 to 1990, Mr. Cummins served as the President and Chief Operating Officer of Salem Carpet Mills, a carpet manufacturer, and from 1981 to 1984, served as President of Stellar Group, a consulting firm. From 1973 to 1981, Mr. Cummins was Director of Marketing - International and Vice President - Foods Marketing at R.J. Reynolds Industries. Mr. Cummins currently sits on the board of directors of Carolina Biological Supply Company, Smokey Mountain Products, Inc. and the Fort Ticonderoga Association. Mr. Cummins earned a Masters of Business Administration degree from Columbia University in 1966 and a Bachelor of Arts degree from Harvard University in 1964.

         Jean E. Clary has been a director of the Company since May 1998. Ms. Clary has been the Chief Executive Officer and President of Century 21 - Clary and Associates, Inc. since January 1973. Ms. Clary is currently on the board of directors of Virginia Power, a wholly-owned subsidiary of Dominion Resources Inc., a public company traded on the New York Stock Exchange.

         Guy M. Blynn has served as Vice President and Deputy General Counsel of R.J. Reynolds Tobacco Company, a manufacturer and distributor of cigarettes, since October 1989. From 1982 to 1990, Mr. Blynn was a member of the board of directors of the International Trademark Association. From 1980 to 1993, Mr. Blynn was a member of the Adjunct Faculty at Wake Forest University School of Law teaching Unfair Trade Practices. Mr. Blynn currently sits on the board of directors of the Winston-Salem Urban League and the Anti-Defamation League. Mr. Blynn earned a Juris Doctorate degree from Harvard Law School in 1970 and a Bachelor of Science degree in economics with a major in accounting from University of Pennsylvania in 1967.

         The term of office of each director ends at the next annual meeting of shareholders or when his or her successor is elected and qualified. Our officers serve at the discretion of the board of directors, subject to the terms of any employment agreements.

         As of August 1, 2001, all of our non-employee directors receive $1,200 for attendance at each board of directors meeting ($500 if such meeting is attended telephonically) and $250 for attendance at each board of directors committee meeting and are reimbursed for travel expenses incurred to attend such meetings. All of our non-employee directors received retainer fees of $5,000 for the fiscal year ended July 31, 2001.

         During fiscal year 2001, the board of directors held four meetings. No director attended fewer than 75% of the meetings of the board of directors or any committee thereof during the period of such director's service.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF ALL NOMINEES NAMED ABOVE.

                          BOARD OF DIRECTORS COMMITTEES

         Our board of directors has a standing audit committee and compensation committee. We do not have a nominating or similar committee. Our board of directors performs the functions of a nominating or similar committee.

Audit Committee

         The audit committee is responsible for reviewing and making recommendations regarding our employment of independent auditors, the annual audit of our financial statements and our internal accounting practices and policies. For the fiscal year ended July 31, 2001, the members of the audit committee were Mrs. Jean Clary and Messrs. Douglas Cummins and Jason Adelman. The board of directors, on June 9, 2000, adopted a written charter for the audit committee. All members of the audit committee are independent as defined by
Section 121(A) of the American Stock Exchange Guide. The audit committee held four meetings during the fiscal year ended July 31, 2001 at which representatives of our independent auditors, BDO Seidman, LLP were present.

                             AUDIT COMMITTEE REPORT

         The following report of the audit committee does not constitute soliciting material and should not be deemed filed or incorporated by reference in any other filing by us under the Securities Act of 1933 or the Securities Exchange Act of 1934.

         In accordance with its written charter adopted June 9, 2000 by the board of directors, the Audit Committee assists the board of directors in fulfilling its responsibility for the oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. During the fiscal year ended July 31, 2001, the Committee met four times, including meetings to review with management and the independent auditor the Securities and Exchange Commission Form 10-K for the fiscal year ending July 31, 2001. The Committee also discussed with management and the independent auditors the quality and adequacy of the Company's internal controls. The Committee reviewed with the independent auditors their audit plan, audit scope and identification of audit risks. The Committee discussed and reviewed with the independent auditors all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communications with Audit Committee." The Committee reviewed with the independent auditors and management the confirmation of auditors independence in accordance with Independence Standards Board Standard No. 1 and the audited financial statements of the Company for the fiscal year ended July 31, 2001. Management has the responsibility for the preparation and content of those statements. Based on the above mentioned review and discussions with management and the independent auditors, the Committee recommended to the board of directors that the Company's audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended July 31, 2001 for filing with the Securities and Exchange Commission. Finally, the Audit Committee has considered whether the provision by the independent auditors of non-audit services to the Company is compatible with maintaining the auditors' independence.

           Submitted by the Audit Committee of the Board of Directors

         Douglas A. Cummins
         Jean E. Clary
         Jason Adelman


                  RELATIONSHIP WITH OUR INDEPENDENT ACCOUNTANTS

         The board of directors engaged the independent certified public accounting firm of BDO Seidman LLP to audit the financial statements of the Company for the year ended July 31, 2001. Representatives of BDO Seidman LLP are expected to attend the meeting to respond to appropriate questions and to make a statement if they so desire.

                    FEES PAID TO OUR INDEPENDENT ACCOUNTANTS

         The rules of the SEC require us to disclose fees billed by our independent auditors for services rendered to us for the fiscal year ended July 31, 2001.

         Audit Fees

         We were billed $96,300, in aggregate, by BDO Seidman LLP for professional services rendered for the audit of our annual financial statements for the fiscal year ended July 31, 2001 and the reviews of the financial statements included in our filings on Forms 10-Q for that fiscal year.

         All Other Fees

         We were not billed by BDO Seidman LLP for any other professional services, other than the audit and review services described above, for the fiscal year ended July 31, 2001. BDO Seidman LLP did not provide any services related to financial information systems design and implementation during the fiscal year ended July 31, 2001.

                                   MANAGEMENT

Executive Officers and Key Employees

         Our executive officers, as well as certain key employees, and their ages as of October 31, 2001, are as follows:

Name                      Age                                 Position
-------------------   -----------   ------------------------------------------------------------
Uziel Frydman (1)          65       Chairman of the Board, President and Chief Executive Officer

Anat Schwartz              41       Executive Vice President - Finance and Secretary

Amir Frydman (1)           39       Director, Treasurer and Executive Vice President - Marketing

Eric A. Richman (2)        51     Vice President - Operations

Paul J. Splitek (2)        52     Vice President - Sales

Christopher J. Willi (2)   41     Chief Financial Officer

Arthur Woldarski (2)       45     Vice President - Purchasing

______________________

(1) Reference is made to the description of the business experience of Messrs. Uziel Frydman and Amir Frydman, who are also director nominees, set forth above under "Election of Directors," which is incorporated herein by reference.

(2) Messrs. Splitek, Willi and Woldarski are key employees, but not executive officers of the company.

         Anat Schwartz has been Executive Vice President - Finance and Secretary of the Company since January 1996 and Sherwood Brands, LLC (and its predecessors) since 1988, and has been a director of Sherwood Brands Overseas, Inc. since 1993. Prior to joining the Company, Ms. Schwartz served as Manager - Loan Syndications and Asset Sales for the Bank of Montreal in 1988 and as Team Leader - Communications/Media Group and Account Officer for such bank's Southeastern United States region from 1983 to 1988. Ms. Schwartz earned a Masters of Business Administration, Finance/Health Care degree from Bernard Baruch College in 1983 and a Bachelor of Arts degree from Wake Forest University in 1981. Ms. Schwartz is the daughter of Uziel Frydman and the sister of Amir Frydman.

         Eric A. Richman has been Vice President of Operations of the Company since September 1999. Mr. Richman has over 26 years of multi-disciplined manufacturing experience. From 1998 until being hired by the Company, Mr. Richman was Director of Manufacturing of E. Rosen, and prior to that, Plant Manager of E. Rosen. From 1992 to 1996, he was Plant Manger of Richardson Brands Company; from 1989 to 1992, Plant Manager of Conusa Corporation; and from 1973 to 1989, Plant Manager of Planters Lifesavers Company. Mr. Richman has extensive experience in manufacturing, management, quality control and labor relations.

         Paul J. Splitek has been Vice President of Sales of the Company since September 1999. Mr. Splitek has over 28 years of sales, marketing and manufacturing experience. From 1996 until being hired by the Company, Mr. Splitek was Vice President and General Sales Manager of E. Rosen. Prior to joining E. Rosen, from 1991 to 1996, Mr. Splitek was Vice President and General Manager of Mille Lacs MP Company, a wholesale division of The Wisconsin Cheeseman Inc. ("TWC"), and prior to that, Operations Manager of TWC.

         Christopher J. Willi has been Chief Financial Officer since May 2001. Mr. Willi has over 19 years of financial and operational experience. Prior to joining Sherwood Brands, he was Chief Financial Officer of CynterCorp, a global IT service business. From 1992 to 1998, Mr. Willi was Corporate Controller of PGI, Inc., a global communication services company. Prior to that, Mr. Willi was Director of Finance for National Trade Productions, Inc. and an Asset Manager with a unit of Canadian Pacific Corporation. Before that, he worked in the audit and consulting practice of Arthur Andersen & Co. Mr. Willi earned his Juris Doctorate degree from Southern Methodist University Law School and his Bachelor of Science in accounting and finance from the University of Utah.

         Arthur Woldarski has been Vice President of Purchasing of the Company since April 2000. Mr. Woldarski has over 20 years of purchasing experience. From 1985 until he joined Sherwood Brands, Mr. Woldarski was Vice President of Purchasing of Houston Foods, a leading gift basket packer, responsible for the international purchasing of components and food items.

                             EXECUTIVE COMPENSATION

Compensation Committee

         The compensation committee, composed of Messrs. Uziel Frydman, Amir Frydman and Jason Adelman, is responsible for making recommendations to the board of directors regarding compensation arrangements for senior management, adoption of any compensation plans in which management is eligible to participate and grants of stock options or other benefits under the plans. The compensation committee met twice during the fiscal year ended July 31, 2001.

Summary Compensation Table

         The following table presents information concerning compensation for our chief executive officer and our other executive officers and key employees whose total salary and bonus in our fiscal year ended July 31, 2001 exceeded $100,000 for services in all capacities during the fiscal years indicated.

                           SUMMARY COMPENSATION TABLE

                                                                                                 Long Term
                                                                Annual Compensation            Compensation
                                                           -----------------------------  ---------------------
                                                Fiscal                                    Securities Underlying
           Name and Principal Position           Year         Salary           Bonus            Options(#)
------------------------------------------   ------------- -----------    --------------  ---------------------
Uziel Frydman, Chairman of the Board,            2001      $  421,807      $  114,090         152,984
   President and Chief Executive Officer         2000      $  314,500      $        -          15,000
                                                 1999      $  225,000      $        -               -

Amir Frydman, Executive Vice President -         2001      $  363,691      $   98,371         131,906
   Marketing and Treasurer                       2000      $  271,171      $        -          30,000
                                                 1999      $  194,000      $        -               -

Anat Schwartz, Executive Vice President -        2001      $  253,079      $   68,453          91,788
   Finance and Secretary                         2000      $  188,865      $        -          30,000
                                                 1999      $  135,000      $        -               -

Eric Richman,                                    2001      $  105,000      $    9,848          15,000
   Vice President - Operations (3)               2000      $  105,000      $        -          10,000
                                                 1999      $   85,000      $        -               -

Paul Splitek,                                    2001      $  150,000      $   16,881          15,000
   Vice President - Sales (3)                    2000      $  125,000      $        -          10,000
                                                 1999      $  105,764      $        -               -

Christopher J. Willi,                            2001      $   37,500      $        -          15,000
   Chief Financial Officer (1)(3)                2000      $        -      $        -               -
                                                 1999      $        -      $        -               -

Art Woldarski,                                   2001      $  185,000      $        -          10,000
   Vice President - Purchasing (2)(3)            2000      $   58,350      $        -               -
                                                 1999      $        -      $        -               -

__________________________

(1)      Mr. Willi joined Sherwood Brands in May 2001.

(2)      Mr. Woldarski joined Sherwood Brands in April 2000.

(3) Messrs. Richman, Splitek, Willi and Woldarski are key employees, but not executive officers of the company.

Employment Agreements

         We have entered into employment agreements with Uziel Frydman, Chairman of the Board, President and Chief Executive Officer, Anat Schwartz, Vice President -- Finance and Secretary, and Amir Frydman, Treasurer and Vice President -- Marketing and Product Development. The terms of these agreements are for three years commencing on May 12, 1998. The agreements provide annual base salaries of $315,000, $189,000 and $271,000 for Uziel Frydman, Anat Schwartz and Amir Frydman, respectively, and are subject to annual increases. In addition, the employment agreements entitle the executives to a portion of a bonus pool as determined by the board of directors equal to 15% of our pre-tax net income in excess of certain incremental earnings targets. The base salary is subject to annual increases of the greater of the percentage increase in sales for the last year or 5% and may be reviewed for merit increases by the compensation committee. If either Uziel Frydman, Amir Frydman or Anat Schwartz is terminated without cause or upon a change in control of Sherwood Brands, each is entitled to continue to receive his or her annual base salary for a period of three years, any accrued incentive compensation through the date of termination and certain other benefits. Each of the above listed executives is prohibited from competing with us for the duration of his or her respective employment agreement, and if terminated or upon voluntary resignation, for one year thereafter.

         Effective as of August 1, 2001, the employment agreements for Uziel Frydman and Amir Frydman were extended for an additional three year term (until July 31, 2004) and the employment agreement for Anat Schwartz was extended for an additional six month term (until January 1, 2002) on substantially the same terms and conditions as in effect under their respective employment agreements during the previous fiscal year. The annual base salaries payable to Uziel Frydman, Amir Frydman and Anat Schwartz pursuant to the amended agreements were increased to $451,333, $389,149 and $270,795, respectively, effective August 1, 2001, and are subject to annual increases. Under the amendments to the employment agreements, each of Uziel Frydman, Amir Frydman and Anat Schwartz are entitled to participate in our 1998 Executive Compensation Incentive Plan. For fiscal years beginning on or after August 1, 2001, the bonus pool will be increased proportionately to the extent that earnings before interest, taxes, depreciation and amortization (EBITDA) in any year exceeds EBITDA for the fiscal year ended July 31, 2001.

Compensation Committee Interlocks and Insider Participation

         The members of the compensation committee during fiscal 2001 were Messrs. Uziel Frydman, Amir Frydman and Jason Adelman. Messrs. Uziel Frydman and Amir Frydman currently serve as executive officers.

Option/SAR Grant Table

         The following table sets forth information concerning grants of stock options made during the fiscal year ended July 31, 2001 to each of our executive officers and key employees named in the Summary Compensation Table. No stock appreciation rights were granted during the fiscal year ended July 31, 2001.

                                                                                       Potential Realizable Value
                                                                                       At Assumed Annual Rates Of
                                                                                        Stock Price Appreciation
                                  Individual Grants                                        For Option Term (1)
-------------------------------------------------------------------------------------  ---------------------------

                                                % of Total
                        Number of Securities Options Granted   Exercise
                        Underlying Options   to Employees in    Price     Expiration
         Name               Granted (#)        Fiscal Year      ($/Sh)       Date         5% ($)        10% ($)
---------------------- --------------------- --------------- ----------- ------------  ------------ --------------
Uziel Frydman              152,984               26.38          1.625     8/4/2010        156,343        396,203
Amir Frydman               131,906               22.75          1.625     8/4/2010        134,802        341,614
Anat Schwartz               91,788               15.83          1.625     8/4/2010         93,803        237,715
Eric Richman (2)            15,000                2.59          1.625     8/4/2010         15,329         38,847
Paul Splitek (2)            15,000                2.59          1.625     8/4/2010         15,329         38,847
Christopher Willi (2)       15,000                2.59          3.100     4/30/2011        29,244         74,109
Art Woldarski (2)           10,000                1.72          1.625     8/4/2010         10,220         25,898

___________________

(1) These amounts are based on assumed appreciation rates of 5% and 10% set by the Securities and Exchange Commission rules and are not intended to forecast possible future appreciation, if any, of our stock price.

(2) Messrs. Richman, Splitek, Willi and Woldarski are key employees, but not executive officers, of the company.

Aggregated Option Exercises in 2001 and Year End Option Values

         The following table sets forth information with respect to (i) the number of unexercised options held by the executive officers as of July 31, 2001 and (ii) the value as of July 31, 2001 of unexercised in-the-money options. No options were exercised by any of the executive officers in fiscal 2001

                                   Number of Securities                   Value of Unexercised
                              Underlying Unexercised Options              In-the-Money Options
                                     at July 31, 2001                     at July 31, 2001(1)
                           ------------------------------------   ------------------------------------
                             Exercisable        Unexercisable        Exercisable        Unexercisable
                           ---------------    -----------------   ----------------     ---------------
Uziel Frydman.............     202,984                0              $445,531              $0

Amir Frydman..............     196,906                0              $408,039              $0

Anat Schwartz.............     156,788                0              $296,712              $0

_____________

(1) Based on a per share price of $4.40, the closing price of the common stock as reported on the American Stock Exchange on July 31, 2001, minus the exercise price of the option, multiplied by the number of shares underlying the option.

                          COMPENSATION COMMITTEE REPORT

         The following report of the compensation committee does not constitute soliciting material and should not be deemed filed or incorporated by reference in any other filing by us under the Securities Act of 1933 or the Securities Exchange Act of 1934.

         The policy of the board of directors is to maintain executive compensation at competitive levels that will permit us to attract, motivate and retain individuals with superior managerial abilities. The levels of compensation are intended to reward individual initiative and achievement, while motivating our executives to increase shareholder value by improving our performance and profitability.

         The Compensation Committee reviews the base salaries of our employees (including our executive officers) annually, considering factors such as corporate progress toward achieving objectives (without reference to any specific performance-related targets) and individual performance experience and expertise. In determining our employee's overall compensation, the Compensation Committee also reviews certain compensation levels at other companies. Additional factors reviewed by the Compensation Committee in determining appropriate compensation levels include subjective factors related to corporate and individual performance.

         Pursuant to our Compensation Committee policy, we annually review executive compensation. Bonuses, option grants and salary increases are considered in light of performance goals established by the Compensation Committee and the individual executive at the commencement of each year of the executive's employment. Further, the Compensation Committee places the majority of executive compensation in "at-risk" categories, including stock options and performance bonuses. The Compensation Committee has adopted a policy by which options granted pursuant to our 1998 Executive Incentive Compensation Plan will be issued with exercise prices set at the fair market value of our common stock at the time of issue.

       As Chairman, President and Chief Executive Officer, Mr. Uziel Frydman, is compensated pursuant to the terms of his employment agreement entered into in May 1998 as well as in compliance with our executive compensation policy. Mr Frydman's compensation for the fiscal year ended July 31, 2001 was based on Mr. Frydman's performance of his duties and responsibilities as well as the financial performance of the Company. In accordance with his employment agreement, Mr. Frydman was entitled to participate in an executive bonus pool, the size of which varies annually based on our financial performance.

       Submitted by the Compensation Committee of the Board of Directors.

         Uziel Frydman
         Amir Frydman
         Jason Adelman

 PROPOSAL TWO - APPROVAL OF THE AMENDMENTS TO OUR 1998 EXECUTIVE INCENTIVE
                               COMPENSATION PLAN

         The Sherwood Brands, Inc. 1998 Executive Incentive Compensation Plan (the "1998 Plan") was adopted by our shareholders in January 1998. The purpose of the 1998 Plan is to assist us and our subsidiaries in attracting, motivating, retaining and rewarding high-quality executives and other employees, officers, directors and independent contractors, enabling these persons to acquire or increase a proprietary interest in Sherwood Brands in order to strengthen the mutuality of interests between these persons and our shareholders, and providing these persons with annual and long term performance incentives to expend their maximum efforts in the creation of shareholder value. All of our employees are eligible to participate in the 1998 Plan.

         Under the 1998 Plan, 350,000 shares of Class A Common Stock have been reserved for issuance upon the exercise of options designated as either (i) options intended to constitute incentive stock options ("ISOs") under the Internal Revenue Code of 1986, as amended (the "Code") or (ii) nonqualified options. ISOs may be granted under the 1998 Plan to our officers and employees. Non-qualified options may be granted to consultants, directors (whether or not they are employees), employees or officers of the Company. On August 4, 2000 and November 9, 2001, the board of directors approved, subject to shareholder approval, an increase of 750,000 shares and 400,000 shares of Class A Common Stock, respectively, available for grant under the 1998 Plan and approved an increase in the annual limit on the amount of stock-based awards granted during a fiscal year to any single participant to 250,000 shares.

         If the amendments are adopted by our shareholders, the amended plan will differ from the current 1998 Plan in that:

         . the number of shares of common stock reserved and available for delivery in connection with awards under the 1998 Plan will be increased from 350,000 shares to 1,500,000 shares (excluding annual automatic increases); and

         . the annual limit on the amount of stock-based awards granted during a fiscal year to any single participant shall be increased to 250,000 shares.

         A copy of the 1998 Plan, as amended, is attached to this proxy statement as Appendix A.
             ----------

         Summary of our 1998 Executive Incentive Compensation Plan, as Amended

         The 1998 Plan is intended to qualify under Rule 16b-3 under the Exchange Act and is administered by the board of directors. The board of directors, within the limitations of the 1998 Plan, determines the persons to whom options will be granted, the number of shares to be covered by each option, whether the options granted are intended to be ISOs, the duration and rate of exercise of each option, the option purchase price per share and the manner of exercise, and the time, manner and form of payment upon exercise of an option.

         ISOs granted under the 1998 Plan may not be granted at a price less than the fair market value of the Class A Common Stock on the date of grant, or 110% of fair market value in the case of persons holding 10% or more of our voting stock. The aggregate fair market value of shares for which ISOs granted to any employee are exercisable for the first time by such employee during any calendar year (under all of our stock option plans and any related corporation) may not exceed $100,000. Non-qualified options granted under the 1998 Plan may not be granted at a price less than the fair market value of the Class A Common Stock on the date of grant. Options granted under the 1998 Plan will expire not more than ten years from the date of grant (five years in the case of ISOs granted to persons holding 10% or more of our voting stock). All options granted under the 1998 Plan are not transferable during an optionee's lifetime but are transferable at death by will or by the laws of descent and distribution. In general, upon termination of employment of an optionee, all options granted to such person which are not exercisable on the date of termination immediately terminate, and any options that are exercisable terminate 90 days following termination of employment.

         The table below sets forth the amount and dollar value of awards received by our executive officers and by certain other individuals under the 1998 Plan and outstanding as of July 31, 2001. A table showing information, with respect to the executive officers, regarding the exercise of options during fiscal year 2001 and unexercised options held as of the end of fiscal year 2001 is set forth at page 10 of this proxy statement. Stock options granted are reported in terms of the number of Class A Common Shares subject to the grant. Because additional grants under the 1998 Plan would require future action by the compensation committee or the board of directors, we can not predict the benefits any executive officer or other individual may receive if this amendment to the 1998 Plan is approved by the shareholders at this time.

                                                                                         Stock Options/(1)/
                                                                              ------------------------------------
                                                                                  Number of      Value of Options
Name and Position                                                               Options Granted      Granted
------------------------------------------------------------------            ----------------- ------------------
Uziel Frydman
   Chairman of the Board, President and Chief Executive Officer ........            202,984           $445,531

Amir Frydman
   Director, Treasurer and Executive Vice President - Marketing ........            196,906           $408,039

Anat Schwartz
   Executive Vice President - Finance and Secretary ....................            156,788           $296,712

Eric A. Richman
   Vice President - Operations .........................................             25,000           $ 55,625

Paul J. Splitek
   Vice President - Sales ..............................................             25,000           $ 55,625

Arthur Woldarski
   Vice President - Purchasing .........................................             10,000           $ 27,750

___________________________

(1) Represents options granted and outstanding under the 1998 Plan. For purposes of this table, the value of each option was deemed to be the amount, if any, by which the closing market price of a share of Class A Common Stock on July 31, 2001 ($4.40), exceeds the option's exercise price. The value is determined without regard to whether the option is currently exercisable or not.

         The affirmative vote of a majority of the shares entitled to vote at the Annual Meeting is necessary for the approval of the amendment to the 1998 Plan as described above.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO APPROVE THE AMENDMENTS TO OUR 1998 EXECUTIVE INCENTIVE COMPENSATION PLAN.

                                PERFORMANCE GRAPH


                 COMPARISON OF 39 MONTH CUMULATIVE TOTAL RETURN
            AMONG SHERWOOD BRANDS, INC., THE AMEX MARKET VALUE INDEX
                           AND THE S & P FOODS INDEX



SHERWOOD BRANDS INC


                                         Cumulative Total Return
                              ----------------------------------------------
                                5/8/98     7/98     7/99     7/00     7/01


SHERWOOD BRANDS, INC.           100.00    73.51    61.90    35.71    83.81
AMEX MARKET VALUE               100.00    96.83   108.87   126.36   126.36
S & P FOODS                     100.00    93.98    91.19    78.52    98.06


* $100 INVESTED ON 5/8/98 IN STOCK ON 4/30/98
IN INDEX - INCLUDING REINVESTMENT OF DIVIDENDS.
FISCAL YEAR ENDING JULY 31.

                           ANNUAL REPORT ON FORM 10-K

         We have mailed copies of our annual report with this proxy statement to holders of shares of Class A Common Stock and Class B Common Stock as of the record date, November 19, 2001. We will provide without charge, to each holder of shares of Class A Common Stock and Class B Common Stock as of the record date, a copy of our annual report on Form 10-K for the fiscal year ended July 31, 2001 as filed with the SEC on the written request of any such holder addressed to our Corporate Secretary at Sherwood Brands, Inc., 1803 Research Boulevard, Suite 201, Rockville, Maryland, 20850.

         COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers and persons who own more than ten percent of our outstanding common stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our common stock. Such persons are required by Securities and Exchange Commission regulation to furnish us with copies of all such reports they file.

         To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, all Section 16(a) filing requirements applicable to our officers, directors and greater than ten percent beneficial owners have been met, except Uziel Frydman filed a Form 5 on November 7, 2001 reporting his transfer by gift of an aggregate of 600,000 shares of Class A Common Stock which transaction was required to have been reported on a Form 4 filed no later than February 10, 2001.

                               GENERAL INFORMATION

         Other Matters. The board of directors does not intend to present any matter for action at the annual meeting other than the matters described in this Proxy Statement. If any other matters properly come before the annual meeting, it is intended that the holders of the proxies hereby solicited will act in respect to such matters in accordance with their best judgment.

         Information Concerning Shareholder Proposals and Director Nominations. Any shareholder satisfying the Securities and Exchange Commission requirements and wishing to submit a proposal to be included in the proxy statement for the 2002 Annual Meeting of Shareholders should submit the proposal in writing to the Corporate Secretary, Sherwood Brands, Inc., 1803 Research Boulevard, Suite 201, Rockville, Maryland, 20850. We must receive a proposal by July 5, 2002 in order to consider it for inclusion in the proxy statement for the 2002 Annual Meeting of Shareholders.

         Shareholders who wish to present director nominations or any other business at the 2002 Annual Meeting of Shareholders are required to notify the Corporate Secretary of their intent no later than September 5, 2002 and the notice must provide information as required in our bylaws. A copy of these requirements will be provided upon request in writing to the Corporate Secretary. This requirement does not apply to the deadline for submitting shareholder proposals for inclusion in the proxy statement, nor does it apply to questions a shareholder may wish to ask at the meeting.

         We retain discretion to vote proxies we receive with respect to proposals received after September 5, 2002, provided (i) we include in our proxy statement advice on the nature of the proposal and how we intend to exercise our voting discretion and (ii) the proponent does not issue a proxy statement.

                                      By Order of the Board of Directors,


                                      Uziel Frydman
                                      Chairman of the Board

Rockville, Maryland
November 21, 2001

                                                                      Appendix A

                              SHERWOOD BRANDS, INC.

             1998 Executive Incentive Compensation Plan, as Amended

                              SHERWOOD BRANDS, INC.

             1998 Executive Incentive Compensation Plan, as Amended

                                                                                                 Page
1.   Purpose ...................................................................................    1

2.   Definitions ...............................................................................    1

3.   Administration ............................................................................    3
     (a) Authority of the Committee ............................................................    3
     (b) Manner of Exercise of Committee Authority .............................................    3
     (c) Limitation of Liability ...............................................................    4

4.   Stock Subject to Plan .....................................................................    4
     (a) Limitation on Overall Number of Shares Subject to Awards ..............................    4
     (b) Application of Limitations ............................................................    4

5.   Eligibility; Per-Person Award Limitations .................................................    4

6.   Specific Terms of Awards ..................................................................    4
     (a) General ...............................................................................    4
     (b) Options ...............................................................................    4
     (c) Stock Appreciation Rights .............................................................    5
     (d) Restricted Stock ......................................................................    6
     (e) Deferred Stock ........................................................................    6
     (f) Bonus Stock and Awards in Lieu of Obligations .........................................    7
     (g) Dividend Equivalents ..................................................................    7
     (h) Other Stock-Based Awards ..............................................................    7

7.   Certain Provisions Applicable to Awards ...................................................    8
     (a) Stand-Alone, Additional, Tandem, and Substitute Awards ................................    8
     (b) Term of Awards ........................................................................    8
     (c) Form and Timing of Payment Under Awards; Deferrals ....................................    8
     (d) Exemptions from Section 16(b) Liability ...............................................    8

8.   Performance and Annual Incentive Awards ...................................................    8
     (a) Performance Conditions ................................................................    8
     (b) Performance Awards Granted to Designated Covered Employees ............................    9
     (c) Annual Incentive Awards Granted to Designated Covered Employees .......................    9
     (d) Written Determinations ................................................................   10
     (e) Status of Section 8(b) and Section 8(c) Awards Under Code Section 162(m) ..............   10

9.   Change in Control .........................................................................   11
     (a) Effect of "Change in Control." ........................................................   11
     (b) Definition of "Change in Control." ....................................................   11
     (c) Definition of "Change in Control Price." ..............................................   11

10.  General Provisions ........................................................................   12
     (a) Compliance With Legal and Other Requirements ..........................................   12
     (b) Limits on Transferability; Beneficiaries ..............................................   12
     (c) Adjustments ...........................................................................   12
     (d) Taxes .................................................................................   13
     (e) Changes to the Plan and Awards ........................................................   13
     (f) Limitation on Rights Conferred Under Plan .............................................   13
     (g) Unfunded Status of Awards; Creation of Trusts .........................................   13
     (h) Nonexclusivity of the Plan ............................................................   13

(i)

(i)  Payments in the Event of Forfeitures; Fractional Shares ...................... 14
(j)  Governing Law ................................................................ 14
(k)  Plan Effective Date and Stockholder Approval; Termination of Plan ............ 14

(ii)

                              SHERWOOD BRANDS, INC.

                  1998 Incentive Compensation Plan, as Amended

     1.  Purpose. The purpose of this 1998 Incentive Compensation Plan, as
         -------
Amended (the "Plan") is to assist Sherwood Brands, Inc. (the "Company") and its subsidiaries in attracting, motivating, retaining and rewarding high-quality executives and other employees, officers, Directors and independent contractors enabling such persons to acquire or increase a proprietary interest in the Company in order to strengthen the mutuality of interests between such persons and the Company's stockholders, and providing such persons with annual and long term performance incentives to expend their maximum efforts in the creation of shareholder value. The Plan is also intended to qualify certain compensation awarded under the Plan for tax deductibility under Section 162(m) of the Code (as hereafter defined) to the extent deemed appropriate by the Committee (or any successor committee) of the Board of Directors of the Company.

     2.  Definitions. For purposes of the Plan, the following terms shall be
         -----------
defined as set forth below, in addition to such terms defined in Section 1 hereof.

         (a) "Annual Incentive Award" means a conditional right granted to a Participant under Section 8(c) hereof to receive a cash payment, Stock or other Award, unless otherwise determined by the Committee, after the end of a specified fiscal year.

         (b) "Award" means any Option, SAR (including Limited SAR), Restricted Stock, Deferred Stock, Stock granted as a bonus or in lieu of another award, Dividend Equivalent, Other Stock-Based Award, Performance Award or Annual Incentive Award, together with any other right or interest granted to a Participant under the Plan.

         (c) "Beneficiary" means the person, persons, trust or trusts which have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Plan upon such Participant's death or to which Awards or other rights are transferred if and to the extent permitted under Section 10(b) hereof. If, upon a Participant's death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

         (d) "Beneficial Owner", "Beneficially Owning" and "Beneficial Ownership" shall have the meanings ascribed to such terms in Rule 13d-3 under the Exchange Act and any successor to such Rule.

         (e) "Board" means the Company's Board of Directors.

         (f) "Change in Control" means Change in Control as defined with related terms in Section 9 of the Plan.

         (g) "Change in Control Price" means the amount calculated in accordance with Section 9(c) of the Plan.

         (h) "Code" means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

         (i) "Committee" means a committee designated by the Board to administer the Plan; provided, however, that the Committee shall consist solely of at least two directors, each of whom shall be (i) a "non-employee director" within the meaning of Rule 16b-3 under the Exchange Act, unless administration of the Plan by "non-employee directors" is not then required in order for exemptions under Rule 16b-3 to apply to transactions under the Plan, and (ii) an "outside director" within the meaning of Section 162(m) of the Code, unless administration of the Plan by "outside directors" is not then required in order to qualify for tax deductibility under Section 162(m) of the Code.

         (j) "Corporate Transaction" means a Corporate Transaction as defined in
Section 9(b)(i) of the Plan.

         (k) "Covered Employee" means an Eligible Person who is a Covered Employee as specified in Section 8(e) of the Plan.

         (l)  "Deferred Stock" means a right, granted to a Participant under
Section 6(e) hereof, to receive Stock, cash or a combination thereof at the end of a specified deferral period.

         (m)  "Director" means a member of the Board.

         (n) "Disability" means a permanent and total disability (within the meaning of Section 22(e) of the Code), as determined by a medical doctor satisfactory to the Committee.

         (o) "Dividend Equivalent" means a right, granted to a Participant under Section 6(g) hereof, to receive cash, Stock, other Awards or other property equal in value to dividends paid with respect to a specified number of shares of Stock, or other periodic payments.

         (p) "Effective Date" means the effective date of the Plan, which shall be May 4, 1998.

         (q) "Eligible Person" means each Executive Officer of the Company (as defined under the Exchange Act) and other officers, Directors and employees of the Company or of any Subsidiary, and independent contractors with the Company or any Subsidiary. The foregoing notwithstanding, only employees of the Company or any Subsidiary shall be an Eligible Persons for purposes of receiving any Incentive Stock Options. An employee on leave of absence may be considered as still in the employ of the Company or a Subsidiary for purposes of eligibility for participation in the Plan.

         (r) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

         (s) "Executive Officer" means an executive officer of the Company as defined under the Exchange Act.

         (t) "Fair Market Value" means the fair market value of Stock, Awards or other property as determined by the Committee or the Board, or under procedures established by the Committee or the Board. Unless otherwise determined by the Committee or the Board, the Fair Market Value of Stock as of any given date shall be the closing sale price per share reported on a consolidated basis for stock listed on the principal stock exchange or market on which Stock is traded on the date as of which such value is being determined or, if there is no sale on that date, then on the last previous day on which a sale was reported.

         (u) "Incentive Stock Option" or "ISO" means any Option intended to be designated as an incentive stock option within the meaning of Section 422 of the Code or any successor provision thereto.

         (v) "Incumbent Board" means the Incumbent Board as defined in Section 9(b)(ii) of the Plan.

         (w) "Limited SAR" means a right granted to a Participant under Section 6(c) hereof.

         (x) "Option" means a right granted to a Participant under Section 6(b) hereof, to purchase Stock or other Awards at a specified price during specified time periods.

         (y) "Other Stock-Based Awards" means Awards granted to a Participant under Section 6(h) hereof.

         (z) "Parent Corporation" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations in the chain (other than the Company) owns stock possessing 50% or more of the combined voting power of all classes of stock in one of the other corporations in the chain.

         (aa) "Participant" means a person who has been granted an Award under the Plan which remains outstanding, including a person who is no longer an Eligible Person.

         (bb) "Performance Award" means a right, granted to a Eligible Person under Section 8 hereof, to receive Awards based upon performance criteria specified by the Committee or the Board.

         (cc) "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, and shall include a "group" as defined in Section 13(d) thereof.

         (dd) "Restricted Stock" means Stock granted to a Participant under
Section 6(d) hereof, that is subject to certain restrictions and to a risk of forfeiture.

         (ee) "Rule 16b-3" and "Rule 16a-1(c)(3)" means Rule 16b-3 and Rule 16a-1(c)(3), as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under
Section 16 of the Exchange Act

         (ff) "Stock" means the Company's Common Stock, and such other securities as may be substituted (or resubstituted) for Stock pursuant to
Section 10(c) hereof.

         (gg) "Stock Appreciation Rights" or "SAR" means a right granted to a Participant under Section 6(c) hereof.

         (hh) "Subsidiary" means any corporation or other entity in which the Company has a direct or indirect ownership interest of 50% or more of the total combined voting power of the then outstanding securities or interests of such corporation or other entity entitled to vote generally in the election of directors or in which the Company has the right to receive 50% or more of the distribution of profits or 50% or more of the assets on liquidation or dissolution.

     3.  Administration.
         --------------

         (a) Authority of the Committee. The Plan shall be administered by the
             --------------------------
Committee; provided, however, that except as otherwise expressly provided in this Plan or in order to comply with Code Section 162(m) or Rule 16b-3 under the Exchange Act, the Board may exercise any power or authority granted to the Committee under this Plan. The Committee or the Board shall have full and final authority, in each case subject to and consistent with the provisions of the Plan, to select Eligible Persons to become Participants, grant Awards, determine the type, number and other terms and conditions of, and all other matters relating to, Awards, prescribe Award agreements (which need not be identical for each Participant) and rules and regulations for the administration of the Plan, construe and interpret the Plan and Award agreements and correct defects, supply omissions or reconcile inconsistencies therein, and to make all other decisions and determinations as the Committee or the Board may deem necessary or advisable for the administration of the Plan. In exercising any discretion granted to the Committee or the Board under the Plan or pursuant to any Award, the Committee or the Board shall not be required to follow past practices, act in a manner consistent with past practices, or treat any Eligible Person in a manner consistent with the treatment of other Eligible Persons.

         (b) Manner of Exercise of Committee Authority. The Committee, and not
             -----------------------------------------
the Board, shall exercise sole and exclusive discretion on any matter relating to a Participant then subject to Section 16 of the Exchange Act with respect to the Company to the extent necessary in order that transactions by such Participant shall be exempt under Rule 16b-3 under the Exchange Act. Any action of the Committee or the Board shall be final, conclusive and binding on all persons, including the Company, its subsidiaries, Participants, Beneficiaries, transferees under Section 10(b) hereof or other persons claiming rights from or through a Participant, and stockholders. The express grant of any specific power to the Committee or the Board, and the taking of any action by the Committee or the Board, shall not be construed as limiting any power or authority of the Committee or the Board. The Committee or the Board may delegate to officers or managers of the Company or any subsidiary, or committees thereof, the authority, subject to such terms as the Committee or the Board shall determine, (i) to perform administrative functions, (ii) with respect to Participants not subject to Section 16 of the Exchange Act, to perform such other functions as the Committee or the Board may determine, and (iii) with respect to Participants subject to Section 16, to perform such other functions of the Committee or the Board as the Committee or the Board may determine to the extent performance of such functions will not result in the loss of an exemption under Rule 16b-3 otherwise available for transactions by such persons, in each case to the extent permitted under applicable law and subject to the requirements set forth in Section 8(d). The Committee or the Board may appoint agents to assist it in administering the Plan.

         (c) Limitation of Liability. The Committee and the Board, and each
             -----------------------
member thereof, shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any executive officer, other officer or employee of the Company or a Subsidiary, the Company's independent auditors, consultants or any other agents assisting in the administration of the Plan. Members of the Committee and the Board, and any officer or employee of the Company or a subsidiary acting at the direction or on behalf of the Committee or the Board, shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

     4.  Stock Subject to Plan.
         ---------------------

         (a) Limitation on Overall Number of Shares Subject to Awards. Subject
             --------------------------------------------------------
to adjustment as provided in Section 10(c) hereof, the total number of shares of Stock reserved and available for delivery in connection with Awards under the Plan shall be the sum of (i) 1,500,000, plus (ii) the number of shares with respect to Awards previously granted under the Plan that terminate without being exercised, expire, are forfeited or canceled, and the number of shares of Stock that are surrendered in payment of any Awards or any tax withholding with regard thereto. Any shares of Stock delivered under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares. Subject to adjustment as provided in Section 10(c) hereof, in no event shall the aggregate number of shares of Stock which may be issued pursuant to ISOs exceed 1,500,000 shares.

         (b) Application of Limitations. The limitation contained in Section
             --------------------------
4(a) shall apply not only to Awards that are settleable by the delivery of shares of Stock but also to Awards relating to shares of Stock but settleable only in cash (such as cash-only SARs). The Committee or the Board may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments if the number of shares of Stock actually delivered differs from the number of shares previously counted in connection with an Award.

     5.  Eligibility; Per-Person Award Limitations. Awards may be granted under
         -----------------------------------------
the Plan only to Eligible Persons. In each fiscal year during any part of which the Plan is in effect, an Eligible Person may not be granted Awards relating to more than 250,000 shares of Stock, subject to adjustment as provided in Section 10(c), under each of Sections 6(b), 6(c), 6(d), 6(e), 6(f), 6(g), 6(h), 8(b) and
8(c). In addition, the maximum amount that may be earned as an Annual Incentive Award or other cash Award in any fiscal year by any one Participant shall be $2,000,000, and the maximum amount that may be earned as a Performance Award or other cash Award in respect of a performance period by any one Participant shall be $5,000,000.

     6.  Specific Terms of Awards.
         ------------------------

         (a) General. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee or the Board may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 10(e)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee or the Board shall determine, including terms requiring forfeiture of Awards in the event of termination of employment by the Participant and terms permitting a Participant to make elections relating to his or her Award. The Committee or the Board shall retain full power and discretion to accelerate, waive or modify, at any time, any term or condition of an Award that is not mandatory under the Plan. Except in cases in which the Committee or the Board is authorized to require other forms of consideration under the Plan, or to the extent other forms of consideration must be paid to satisfy the requirements of Maryland law, no consideration other than services may be required for the grant (but not the exercise) of any Award.

         (b) Options. The Committee and the Board each is authorized to grant
             -------
Options to Participants on the following terms and conditions:

            (i)  Exercise Price. The exercise price per share of Stock
                 --------------
     purchasable under an Option shall be determined by the Committee or the Board, provided that such exercise price shall not, in the case of Incentive Stock Options, be less than 100% of the Fair Market Value of the Stock on the date of grant of the Option and shall not, in any event, be less than the par value of a share of Stock on the date of grant of such Option. If an employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Parent Corporation and an Incentive Stock Option is granted to such employee, the option price of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no less than 110% of the Fair Market Value of the Stock on the date such Incentive Stock Option is granted.

               (ii)  Time and Method of Exercise. The Committee or the Board
                     ---------------------------
     shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Options shall cease to be or become exercisable following termination of employment or upon other conditions, the methods by which such exercise price may be paid or deemed to be paid (including in the discretion of the Committee or the Board a cashless exercise procedure), the form of such payment, including, without limitation, cash, Stock, other Awards or awards granted under other plans of the Company or any subsidiary, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis), and the methods by or forms in which Stock will be delivered or deemed to be delivered to Participants.

               (iii) ISOs. The terms of any ISO granted under the Plan shall
                     ----
     comply in all respects with the provisions of Section 422 of the Code. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to ISOs (including any SAR in tandem therewith) shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any ISO under Section 422 of the Code, unless the Participant has first requested the change that will result in such disqualification. Thus, if and to the extent required to comply with Section 422 of the Code, Options granted as Incentive Stock Options shall be subject to the following special terms and conditions:

               (A) the Option shall not be exercisable more than ten years after the date such Incentive Stock Option is granted; provided, however, that if a Participant owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Parent Corporation and the Incentive Stock Option is granted to such Participant, the term of the Incentive Stock Option shall be (to the extent required by the Code at the time of the grant) for no more than five years from the date of grant; and

               (B) The aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the shares of stock with respect to which Incentive Stock Options granted under the Plan and all other option plans of the Company or its Parent Corporation during any calendar year exercisable for the first time by the Participant during any calendar year shall not (to the extent required by the Code at the time of the grant) exceed $100,000.

          (c)  Stock Appreciation Rights. The Committee and the Board each is
               -------------------------
authorized to grant SAR's to Participants on the following terms and conditions:

               (i)   Right to Payment. A SAR shall confer on the Participant to
                     ----------------
     whom it is granted a right to receive, upon exercise thereof, the excess of
     (A) the Fair Market Value of one share of stock on the date of exercise (or, in the case of a "Limited SAR" that may be exercised only in the event of a Change in Control, the Fair Market Value determined by reference to the Change in Control Price, as defined under Section 9(c) hereof), over
     (B) the grant price of the SAR as determined by the Committee or the Board. The grant price of an SAR shall not be less than the Fair Market Value of a share of Stock on the date of grant except as provided under Section 7(a) hereof.

               (ii)  Other Terms. The Committee or the Board shall determine at
                     -----------
     the date of grant or thereafter, the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which SARs shall cease to be or become exercisable following termination of employment or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Stock will be delivered or deemed to be delivered to Participants, whether or not a SAR shall be in tandem or in combination with any other Award, and any other terms and conditions of any SAR. Limited SARs that may only be exercised in connection with a Change in Control or other event as specified by the Committee or the Board, may be granted on such terms, not inconsistent with this Section 6(c), as the Committee or the Board may determine. SARs and Limited SARs may be either freestanding or in tandem with other Awards.

         (d) Restricted Stock. The Committee and the Board each is authorized to grant Restricted Stock to Participants on the following terms and conditions:

               (i)   Grant and Restrictions. Restricted Stock shall be subject
                     ----------------------
     to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee or the Board may impose, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Committee or the Board may determine at the date of grant or thereafter. Except to the extent restricted under the terms of the Plan and any Award agreement relating to the Restricted Stock, a Participant granted Restricted Stock shall have all of the rights of a stockholder, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Committee or the Board). During the restricted period applicable to the Restricted Stock, subject to Section 10(b) below, the Restricted Stock may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant.

               (ii)  Forfeiture. Except as otherwise determined by the Committee
                     ----------
     or the Board at the time of the Award, upon termination of a Participant's employment during the applicable restriction period, the Participant's Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company; provided that the Committee or the Board may provide, by rule or regulation or in any Award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee or the Board may in other cases waive in whole or in part the forfeiture of Restricted Stock.

               (iii) Certificates for Stock. Restricted Stock granted under the
                     ----------------------
     Plan may be evidenced in such manner as the Committee or the Board shall determine.

If certificates representing Restricted Stock are registered in the name of the Participant, the Committee or the Board may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

               (iv)  Dividends and Splits. As a condition to the grant of an
                     --------------------
     Award of Restricted Stock, the Committee or the Board may require that any cash dividends paid on a share of Restricted Stock be automatically reinvested in additional shares of Restricted Stock or applied to the purchase of additional Awards under the Plan. Unless otherwise determined by the Committee or the Board, Stock distributed in connection with a Stock split or Stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed.

         (e)   Deferred Stock. The Committee and the Board each is authorized to
               --------------
grant Deferred Stock to Participants, which are rights to receive Stock, cash, or a combination thereof at the end of a specified deferral period, subject to the following terms and conditions:

               (i)   Award and Restrictions. Satisfaction of an Award of
                     ----------------------
     Deferred Stock shall occur upon expiration of the deferral period specified for such Deferred Stock by the Committee or the Board (or, if permitted by the Committee or the Board, as elected by the Participant). In addition, Deferred Stock shall be subject to such restrictions (which may include a risk of forfeiture) as the Committee or the Board may impose, if any, which restrictions may lapse at the expiration of the deferral period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, as the Committee or the Board may determine. Deferred Stock may be satisfied by delivery of Stock, cash equal to the Fair Market Value of the specified number of shares of Stock covered by the Deferred Stock, or a combination thereof, as determined by the Committee or the Board at the date of grant or thereafter. Prior to satisfaction of an Award of Deferred Stock, an Award of Deferred Stock carries no voting or dividend or other rights associated with share ownership.

                   (ii)  Forfeiture. Except as otherwise determined by the
                         ----------
         Committee or the Board, upon termination of a Participant's employment during the applicable deferral period thereof to which forfeiture conditions apply (as provided in the Award agreement evidencing the Deferred Stock), the Participant's Deferred Stock that is at that time subject to deferral (other than a deferral at the election of the Participant) shall be forfeited; provided that the Committee or the Board may provide, by rule or regulation or in any Award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Deferred Stock shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee or the Board may in other cases waive in whole or in part the forfeiture of Deferred Stock.

                   (iii) Dividend Equivalents. Unless otherwise determined by
                         --------------------
         the Committee or the Board at date of grant, Dividend Equivalents on the specified number of shares of Stock covered by an Award of Deferred Stock shall be either (A) paid with respect to such Deferred Stock at the dividend payment date in cash or in shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends, or
         (B) deferred with respect to such Deferred Stock and the amount or value thereof automatically deemed reinvested in additional Deferred Stock, other Awards or other investment vehicles, as the Committee or the Board shall determine or permit the Participant to elect.

               (f) Bonus Stock and Awards in Lieu of Obligations. The Committee and the Board each is authorized to grant Stock as a bonus, or to grant Stock or other Awards in lieu of Company obligations to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, provided that, in the case of Participants subject to Section 16 of the Exchange Act, the amount of such grants remains within the discretion of the Committee to the extent necessary to ensure that acquisitions of Stock or other Awards are exempt from liability under Section 16(b) of the Exchange Act. Stock or Awards granted hereunder shall be subject to such other terms as shall be determined by the Committee or the Board.

               (g) Dividend Equivalents. The Committee and the Board each is authorized to grant Dividend Equivalents to a Participant entitling the Participant to receive cash, Stock, other Awards, or other property equal in value to dividends paid with respect to a specified number of shares of Stock, or other periodic payments. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award. The Committee or the Board may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Stock, Awards, or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Committee or the Board may specify.

               (h) Other Stock-Based Awards. The Committee and the Board each is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock, as deemed by the Committee or the Board to be consistent with the purposes of the Plan, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Stock, purchase rights for Stock, Awards with value and payment contingent upon performance of the Company or any other factors designated by the Committee or the Board, and Awards valued by reference to the book value of Stock or the value of securities of or the performance of specified subsidiaries or business units. The Committee or the Board shall determine the terms and conditions of such Awards. Stock delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(h) shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, Stock, other Awards or other property, as the Committee or the Board shall determine. Cash awards, as an element of or supplement to any other Award under the Plan, may also be granted pursuant to this Section 6(h).

         7.    Certain Provisions Applicable to Awards.
               ---------------------------------------

               (a) Stand-Alone, Additional, Tandem, and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee or the Board, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any subsidiary, or any business entity to be acquired by the Company or a subsidiary, or any other right of a Participant to receive payment from the Company or any subsidiary. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award or award, the Committee or the Board shall require the surrender of such other Award or award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any subsidiary, in which the value of Stock subject to the Award is equivalent in value to the cash compensation (for example, Deferred Stock or Restricted Stock), or in which the exercise price, grant price or purchase price of the Award in the nature of a right that may be exercised is equal to the Fair Market Value of the underlying Stock minus the value of the cash compensation surrendered (for example, Options granted with an exercise price "discounted" by the amount of the cash compensation surrendered).

               (b) Term of Awards. The term of each Award shall be for such
                   --------------
period as may be determined by the Committee or the Board; provided that in no event shall the term of any Option or SAR exceed a period of ten years (or such shorter term as may be required in respect of an ISO under Section 422 of the
Code).

               (c) Form and Timing of Payment Under Awards; Deferrals. Subject
                   --------------------------------------------------
to the terms of the Plan and any applicable Award agreement, payments to be made by the Company or a subsidiary upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Committee or the Board shall determine, including, without limitation, cash, Stock, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. The settlement of any Award may be accelerated, and cash paid in lieu of Stock in connection with such settlement, in the discretion of the Committee or the Board or upon occurrence of one or more specified events (in addition to a Change in Control). Installment or deferred payments may be required by the Committee or the Board (subject to Section 10(e) of the Plan) or permitted at the election of the Participant on terms and conditions established by the Committee or the Board. Payments may include, without limitation, provisions for the payment or crediting of a reasonable interest rate on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Stock.

               (d) Exemptions from Section 16(b) Liability. It is the intent of the Company that this Plan comply in all respects with applicable provisions of Rule 16b-3 or Rule 16a-1(c)(3) to the extent necessary to ensure that neither the grant of any Awards to nor other transaction by a Participant who is subject to Section 16 of the Exchange Act is subject to liability under Section 16(b) thereof (except for transactions acknowledged in writing to be non-exempt by such Participant). Accordingly, if any provision of this Plan or any Award agreement does not comply with the requirements of Rule 16b-3 or Rule 16a-1(c)(3) as then applicable to any such transaction, such provision will be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 or Rule 16a-1(c)(3) so that such Participant shall avoid liability under Section 16(b). In addition, the purchase price of any Award conferring a right to purchase Stock shall be not less than any specified percentage of the Fair Market Value of Stock at the date of grant of the Award then required in order to comply with Rule 16b-3.

         8.    Performance and Annual Incentive Awards.
               ---------------------------------------

               (a) Performance Conditions. The right of a Participant to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee or the Board. The Committee or the Board may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to reduce the amounts payable under any Award subject to performance conditions, except as limited under Sections 8(b) and 8(c) hereof in the case of a Performance Award or Annual Incentive Award intended to qualify under Code
Section 162(m). If and to the extent required under Code Section 162(m), any power or authority relating to a Performance Award or Annual Incentive Award intended to qualify under Code Section 162(m), shall be exercised by the Committee and not the Board.

               (b) Performance Awards Granted to Designated Covered Employees. If and to the extent that the Committee determines that a Performance Award to be granted to an Eligible Person who is designated by the Committee as likely to be a Covered Employee should qualify as "performance-based compensation" for purposes of Code Section 162(m), the grant, exercise and/or settlement of such Performance Award shall be contingent upon achievement of preestablished performance goals and other terms set forth in this Section 8(b).

                   (i)   Performance Goals Generally. The performance goals for
                         ---------------------------
         such Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this
         Section 8(b). Performance goals shall be objective and shall otherwise meet the requirements of Code Section 162(m) and regulations thereunder including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being "substantially uncertain." The Committee may determine that such Performance Awards shall be granted, exercised and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise and/or settlement of such Performance Awards. Performance goals may differ for Performance Awards granted to any one Participant or to different Participants.

                   (ii)  Business Criteria. One or more of the following
                         -----------------
         business criteria for the Company, on a consolidated basis, and/or specified subsidiaries or business units of the Company (except with respect to the total stockholder return and earnings per share criteria), shall be used exclusively by the Committee in establishing performance goals for such Performance Awards: (1) total stockholder return; (2) such total stockholder return as compared to total return (on a comparable basis) of a publicly available index such as, but not limited to, the Standard & Poor's 500 Stock Index or the S&P Specialty Retailer Index; (3) net income; (4) pretax earnings; (5) earnings before interest expense, taxes, depreciation and amortization; (6) pretax operating earnings after interest expense and before bonuses, service fees, and extraordinary or special items; (7) operating margin;
         (8) earnings per share; (9) return on equity; (10) return on capital;
         (11) return on investment; (12) operating earnings; (13) working capital or inventory; and (14) ratio of debt to stockholders' equity. One or more of the foregoing business criteria shall also be exclusively used in establishing performance goals for Annual Incentive Awards granted to a Covered Employee under Section 8(c) hereof that are intended to qualify as "performanced-based compensation under Code
         Section 162(m).

                   (iii) Performance Period; Timing For Establishing Performance
                         -------------------------------------------------------
         Goals. Achievement of performance goals in respect of such Performance
         -----
         Awards shall be measured over a performance period of up to ten years, as specified by the Committee. Performance goals shall be established not later than 90 days after the beginning of any performance period applicable to such Performance Awards, or at such other date as may be required or permitted for "performance-based compensation" under Code
         Section 162(m).

                   (iv)  Performance Award Pool. The Committee may establish a
                         ----------------------
         Performance Award pool, which shall be an unfunded pool, for purposes of measuring Company performance in connection with Performance Awards. The amount of such Performance Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 8(b)(ii) hereof during the given performance period, as specified by the Committee in accordance with
         Section 8(b)(iii) hereof. The Committee may specify the amount of the Performance Award pool as a percentage of any of such business criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such business criteria.

                   (v)   Settlement of Performance Awards; Other Terms.
                         ---------------------------------------------
         Settlement of such Performance Awards shall be in cash, Stock, other Awards or other property, in the discretion of the Committee. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Performance Awards. The Committee shall specify the circumstances in which such Performance Awards shall be paid or forfeited in the event of termination of employment by the Participant prior to the end of a performance period or settlement of Performance Awards.

               (c) Annual Incentive Awards Granted to Designated Covered
                   -----------------------------------------------------
Employees. If and to the extent that the Committee determines that an Annual
---------
Incentive Award to be granted to an Eligible Person who is designated by the Committee as likely to be a Covered Employee should qualify as "performance-based compensation" for purposes of Code Section 162(m), the grant, exercise and/or settlement of such Annual Incentive Award shall be contingent upon achievement of preestablished performance goals and other terms set forth in this Section 8(c).

                   (i)   Annual Incentive Award Pool. The Committee may
                         ---------------------------
         establish an Annual Incentive Award pool, which shall be an unfunded pool, for purposes of measuring Company performance in connection with Annual Incentive Awards. The amount of such Annual Incentive Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 8(b)(ii) hereof during the given performance period, as specified by the Committee in accordance with Section 8(b)(iii) hereof. The Committee may specify the amount of the Annual Incentive Award pool as a percentage of any such business criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such business criteria.

                   (ii)  Potential Annual Incentive Awards. Not later than the
                         ---------------------------------
         end of the 90th day of each fiscal year, or at such other date as may be required or permitted in the case of Awards intended to be "performance-based compensation" under Code Section 162(m), the Committee shall determine the Eligible Persons who will potentially receive Annual Incentive Awards, and the amounts potentially payable thereunder, for that fiscal year, either out of an Annual Incentive Award pool established by such date under Section 8(c)(i) hereof or as individual Annual Incentive Awards. In the case of individual Annual Incentive Awards intended to qualify under Code Section 162(m), the amount potentially payable shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 8(b)(ii) hereof in the given performance year, as specified by the Committee; in other cases, such amount shall be based on such criteria as shall be established by the Committee. In all cases, the maximum Annual Incentive Award of any Participant shall be subject to the limitation set forth in Section 5 hereof.

                   (iii) Payout of Annual Incentive Awards. After the end of
                         ---------------------------------
         each fiscal year, the Committee shall determine the amount, if any, of
         (A) the Annual Incentive Award pool, and the maximum amount of potential Annual Incentive Award payable to each Participant in the Annual Incentive Award pool, or (B) the amount of potential Annual Incentive Award otherwise payable to each Participant. The Committee may, in its discretion, determine that the amount payable to any Participant as an Annual Incentive Award shall be reduced from the amount of his or her potential Annual Incentive Award, including a determination to make no Award whatsoever. The Committee shall specify the circumstances in which an Annual Incentive Award shall be paid or forfeited in the event of termination of employment by the Participant prior to the end of a fiscal year or settlement of such Annual Incentive Award.

               (d) Written Determinations. All determinations by the Committee
                   ----------------------
as to the establishment of performance goals, the amount of any Performance Award pool or potential individual Performance Awards and as to the achievement of performance goals relating to Performance Awards under Section 8(b), and the amount of any Annual Incentive Award pool or potential individual Annual Incentive Awards and the amount of final Annual Incentive Awards under Section 8(c), shall be made in writing in the case of any Award intended to qualify under Code Section 162(m). The Committee may not delegate any responsibility relating to such Performance Awards or Annual Incentive Awards if and to the extent required to comply with Code Section 162(m).

               (e) Status of Section 8(b) and Section 8(c) Awards Under Code
Section 162(m). It is the intent of the Company that Performance Awards and Annual Incentive Awards under Section 8(b) and 8(c) hereof granted to persons who are designated by the Committee as likely to be Covered Employees within the meaning of Code Section 162(m) and regulations thereunder shall, if so designated by the Committee, constitute "qualified performance-based compensation" within the meaning of Code Section 162(m) and regulations thereunder. Accordingly, the terms of Sections 8(b), (c), (d) and (e), including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Code Section 162(m) and regulations thereunder. The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given Participant will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Committee, at the time of grant of Performance Awards or an Annual Incentive Award, as likely to be a Covered Employee with respect to that fiscal year. If any provision of the Plan or any agreement relating to such Performance Awards or Annual Incentive Awards does not comply or is inconsistent with the requirements of Code Section 162(m) or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

         9.    Change in Control.
               -----------------

               (a) Effect of "Change in Control." If and to the extent provided
                   ----------------------------
in the Award, in the event of a "Change in Control," as defined in Section 9(b), the following provisions shall apply:

                   (i) Any Award carrying a right to exercise that was not previously exercisable and vested shall become fully exercisable and vested as of the time of the Change in Control, subject only to applicable restrictions set forth in Section 10(a) hereof;

                   (ii) Limited SARs (and other SARs if so provided by their terms) shall become exercisable for amounts, in cash, determined by reference to the Change in Control Price;

                   (iii) The restrictions, deferral of settlement, and forfeiture conditions applicable to any other Award granted under the Plan shall lapse and such Awards shall be deemed fully vested as of the time of the Change in Control, except to the extent of any waiver by the Participant and subject to applicable restrictions set forth in
         Section 10(a) hereof; and

                   (iv) With respect to any such outstanding Award subject to achievement of performance goals and conditions under the Plan, such performance goals and other conditions will be deemed to be met if and to the extent so provided by the Committee in the Award agreement relating to such Award.

               (b) Definition of "Change in Control." A "Change in Control"
                   --------------------------------
shall be deemed to have occurred upon:

                   (i) Approval by the shareholders of the Company of a reorganization, merger, consolidation or other form of corporate transaction or series of transactions, in each case, with respect to which persons who were the shareholders of the Company immediately prior to such reorganization, merger or consolidation or other transaction do not, immediately thereafter, own more than 50% of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated company's then outstanding voting securities, or a liquidation or dissolution of the Company or the sale of all or substantially all of the assets of the Company (unless such reorganization, merger, consolidation or other corporate transaction, liquidation, dissolution or sale (any such event being referred to as a "Corporate Transaction") is subsequently abandoned); or

                   (ii) Individuals who, as of the date hereof, constitute the Board (as of the date hereof the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Securities Exchange Act) shall be, for purposes of this Agreement, considered as though such person were a member of the Incumbent Board.

               (c) Definition of "Change in Control Price." The "Change in
                   --------------------------------------
Control Price" means an amount in cash equal to the higher of (i) the amount of cash and fair market value of property that is the highest price per share paid (including extraordinary dividends) in any Corporate Transaction triggering the Change in Control under Section 9(b)(i) hereof or any liquidation of shares following a sale of substantially all of the assets of the Company, or (ii) the highest Fair Market Value per share at any time during the 60-day period preceding and the 60-day period following the Change in Control.

     10.   General Provisions.
           ------------------

           (a)  Compliance With Legal and Other Requirements. The Company may,
                --------------------------------------------
to the extent deemed necessary or advisable by the Committee or the Board, postpone the issuance or delivery of Stock or payment of other benefits under any Award until completion of such registration or qualification of such Stock or other required action under any federal or state law, rule or regulation, listing or other required action with respect to any stock exchange or automated quotation system upon which the Stock or other Company securities are listed or quoted, or compliance with any other obligation of the Company, as the Committee or the Board, may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Stock or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations. The foregoing notwithstanding, in connection with a Change in Control, the Company shall take or cause to be taken no action, and shall undertake or permit to arise no legal or contractual obligation, that results or would result in any postponement of the issuance or delivery of Stock or payment of benefits under any Award or the imposition of any other conditions on such issuance, delivery or payment, to the extent that such postponement or other condition would represent a greater burden on a Participant than existed on the 90th day preceding the Change in Control.

           (b)  Limits on Transferability; Beneficiaries. No Award or other
                ----------------------------------------
right or interest of a Participant under the Plan, including any Award or right which constitutes a derivative security as generally defined in Rule 16a-1(c) under the Exchange Act, shall be pledged, hypothecated or otherwise encumbered or subject to any lien, obligation or liability of such Participant to any party (other than the Company or a Subsidiary), or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution or to a Beneficiary upon the death of a Participant, and such Awards or rights that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative, except that Awards and other rights (other than ISOs and SARs in tandem therewith) may be transferred to one or more Beneficiaries or other transferees during the lifetime of the Participant, and may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent such transfers and exercises are permitted by the Committee or the Board pursuant to the express terms of an Award agreement (subject to any terms and conditions which the Committee or the Board may impose thereon, and further subject to any prohibitions or restrictions on such transfers pursuant to Rule 16b-3). A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award agreement applicable to such Participant, except as otherwise determined by the Committee or the Board, and to any additional terms and conditions deemed necessary or appropriate by the Committee or the Board.

           (c)  Adjustments. In the event that any dividend or other
                -----------
distribution (whether in the form of cash, Stock, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects the Stock such that a substitution or adjustment is determined by the Committee or the Board to be appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Committee or the Board shall, in such manner as it may deem equitable, substitute or adjust any or all of (i) the number and kind of shares of Stock which may be delivered in connection with Awards granted thereafter, (ii) the number and kind of shares of Stock by which annual per-person Award limitations are measured under Section 5 hereof, (iii) the number and kind of shares of Stock subject to or deliverable in respect of outstanding Awards and (iv) the exercise price, grant price or purchase price relating to any Award and/or make provision for payment of cash or other property in respect of any outstanding Award. In addition, the Committee (and the Board if and only to the extent such authority is not required to be exercised by the Committee to comply with Code Section 162(m)) is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including Performance Awards and performance goals, and Annual Incentive Awards and any Annual Incentive Award pool or performance goals relating thereto) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence, as well as acquisitions and dispositions of businesses and assets) affecting the Company, any Subsidiary or any business unit, or the financial statements of the Company or any Subsidiary, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Committee's assessment of the business strategy of the Company, any Subsidiary or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant; provided that no such adjustment shall be authorized or made if and to the extent that such authority or the making of such adjustment would cause Options, SARs, Performance Awards granted under Section 8(b) hereof or Annual Incentive Awards granted under Section 8(c) hereof to Participants designated by the Committee as Covered Employees and intended to qualify as "performance-based compensation" under Code Section 162(m) and the regulations thereunder to otherwise fail to qualify as "performance-based compensation" under Code Section 162(m) and regulations thereunder.

           (d)  Taxes. The Company and any Subsidiary is authorized to withhold
                -----
from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Stock, or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee or the Board may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant's tax obligations, either on a mandatory or elective basis in the discretion of the Committee.

           (e)  Changes to the Plan and Awards. The Board may amend, alter,
                ------------------------------
suspend, discontinue or terminate the Plan, or the Committee's authority to grant Awards under the Plan, without the consent of stockholders or Participants, except that any amendment or alteration to the Plan shall be subject to the approval of the Company's stockholders not later than the annual meeting next following such Board action if such stockholder approval is required by any federal or state law or regulation (including, without limitation, Rule 16b-3 or Code Section 162(m)) or the rules of any stock exchange or automated quotation system on which the Stock may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to stockholders for approval; provided that, without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under any previously granted and outstanding Award. The Committee or the Board may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award agreement relating thereto, except as otherwise provided in the Plan; provided that, without the consent of an affected Participant, no such Committee or the Board action may materially and adversely affect the rights of such Participant under such Award. Notwithstanding anything in the Plan to the contrary, if any right under this Plan would cause a transaction to be ineligible for pooling of interest accounting that would, but for the right hereunder, be eligible for such accounting treatment, the Committee or the Board may modify or adjust the right so that pooling of interest accounting shall be available, including the substitution of Stock having a Fair Market Value equal to the cash otherwise payable hereunder for the right which caused the transaction to be ineligible for pooling of interest accounting.

           (f)  Limitation on Rights Conferred Under Plan. Neither the Plan nor
                -----------------------------------------
any action taken hereunder shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ of the Company or a Subsidiary; (ii) interfering in any way with the right of the Company or a Subsidiary to terminate any Eligible Person's or Participant's employment at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and employees, or (iv) conferring on a Participant any of the rights of a stockholder of the Company unless and until the Participant is duly issued or transferred shares of Stock in accordance with the terms of an Award.

           (g)  Unfunded Status of Awards; Creation of Trusts. The Plan is
                ---------------------------------------------
intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or obligation to deliver Stock pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided that the Committee may authorize the creation of trusts and deposit therein cash, Stock, other Awards or other property, or make other arrangements to meet the Company's obligations under the Plan. Such trusts or other arrangements shall be consistent with the "unfunded" status of the Plan unless the Committee otherwise determines with the consent of each affected Participant. The trustee of such trusts may be authorized to dispose of trust assets and reinvest the proceeds in alternative investments, subject to such terms and conditions as the Committee or the Board may specify and in accordance with applicable law.

           (h)  Nonexclusivity of the Plan. Neither the adoption of the Plan by
                --------------------------
the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable including incentive arrangements and awards which do not qualify under Code Section 162(m).

           (i)  Payments in the Event of Forfeitures; Fractional Shares. Unless
                -------------------------------------------------------
otherwise determined by the Committee or the Board, in the event of a forfeiture of an Award with respect to which a Participant paid cash or other consideration, the Participant shall be repaid the amount of such cash or other consideration. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee or the Board shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

           (j)  Governing Law. The validity, construction and effect of the
                -------------
Plan, any rules and regulations under the Plan, and any Award agreement shall be determined in accordance with the laws of the State of Maryland without giving effect to principles of conflicts of laws, and applicable federal law.

           (k)  Plan Effective Date and Stockholder Approval; Termination of
                ------------------------------------------------------------
Plan. The Plan shall become effective on the Effective Date, subject to
----
subsequent approval within 12 months of its adoption by the Board by stockholders of the Company eligible to vote in the election of directors, by a vote sufficient to meet the requirements of Code Sections 162(m) and 422, Rule 16b-3 under the Exchange Act, applicable NASDAQ requirements, and other laws, regulations, and obligations of the Company applicable to the Plan. Awards may be granted subject to stockholder approval, but may not be exercised or otherwise settled in the event stockholder approval is not obtained. The Plan shall terminate at such time as no shares of Common Stock remain available for issuance under the Plan and the Company has no further rights or obligations with respect to outstanding Awards under the Plan.

                              SHERWOOD BRANDS, INC.
                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON JANUARY 7, 2002

           The undersigned hereby appoints Anat Schwartz and Amir Frydman, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of Sherwood Brands, Inc. which the undersigned may be entitled to vote at the Annual Meeting of Shareholders of Sherwood Brands to be held at the Best Western Hotel, 1251 West Montgomery Avenue, Rockville, Maryland, on January 7, 2002, at 10:00 a.m., local time, and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS SET FORTH BELOW, AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED ACCORDINGLY. MANAGEMENT RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS.

PROPOSAL ONE: Election of Directors.

  [_] FOR all nominees listed below     [_] WITHHOLD AUTHORITY to vote for all
                                            nominees listed below

NOMINEES ARE:      Uziel Frydman
                   Amir Frydman
                   Douglas A. Cummins
                   Jean E. Clary
                   Guy M. Blynn

*To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below:

Exceptions:

________________________________________________________________________________


PROPOSAL TWO: Approval of the Amendment to the 1998 Executive Incentive Compensation Plan.

  [_] FOR                       [_] AGAINST                        [_] ABSTAIN


                   (Continued and to be signed on other side)

                                       Dated:_____________________________, 2002


                                       _________________________________________
                                       Signature(s)

                                       Please sign exactly as your name appears hereon. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians and attorneys-in-fact should add their titles. If signer is a corporation, please give full corporate name and have a duly authorized officer sign, stating title. If signer is a partnership, please sign in partnership name by authorized person.

           PLEASE VOTE, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES.